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DEAL NAME:            CDC 2004-HE3

DETAILED COLLATERAL INFO                                          531,404,446.43

                                                                    % OF GROUP
                      # OF LOANS  BALANCE         AVG. BALANCE       BALANCE     WAC      WARM         FICO
----------------------------------------------------------------------------------------------------------------
AGGREGATED                 3,080  531,404,446.43    172,533.91                  7.328             352       623
----------------------------------------------------------------------------------------------------------------
RATE
10.01-10.5                   125    9,512,141.29     76,097.13         1.79%   10.295             334       556
10.501-11                     68    3,876,690.01     57,010.15         0.73%   10.752             296       594
11.001-11.5                   33    1,708,920.37     51,785.47         0.32%   11.257             289       580
greater than 11.5             31    1,366,551.32     44,082.30         0.26%   12.032             253       621
                                                                       3.10%
AVERAGE LOAN BALANCE
0-24,999                      23      458,298.89     19,926.04         0.09%   11.094             189       641
25-49,999                    194    7,934,988.68     40,902.00         1.49%    9.902             298       612
50-74,999                    341   21,160,154.59     62,053.24         3.98%    8.871             336       605
                                                                       5.56%
400-500k                     102   45,325,565.38    444,368.29         8.53%    6.613             357       650
500-600k                      18    9,765,200.86    542,511.16         1.84%    7.046             356       651
600-700k                       8    5,099,483.74    637,435.47         0.96%    6.493             357       633
700-800k                       3    2,242,192.69    747,397.56         0.42%    6.213             357       637
                                                                      11.75%
FICO
N/A or Below 500               -               -             -         0.00%
500-525                      219   32,955,806.91    150,483.14         6.20%    8.759             355       513
526-550                      299   45,807,877.86    153,203.60         8.62%    8.278             355       539
551-575                      323   48,871,804.96    151,305.90         9.20%    7.853             354       563
576-600                      389   63,650,053.40    163,624.82        11.98%    7.611             350       589
601-625                      437   75,846,994.46    173,562.92        14.27%    7.253             352       613
626-650                      507   90,984,695.27    179,456.99        17.12%    7.081             351       637
                                                                      67.39%
LTV
80                           667  119,865,081.86    179,707.77        22.56%    7.123             355       633
80-84                        101   19,099,104.77    189,100.05         3.59%    7.039             356       620
85-89                        348   58,213,558.96    167,280.34        10.95%    7.401             353       614
90-94                        520   96,288,902.71    185,170.97        18.12%    7.551             353       624
95-99                        248   44,138,011.78    177,975.85         8.31%    7.485             353       648
100                          221   24,120,365.66    109,141.93         4.54%    8.539             329       663
                                                                      68.07%

2nd Home                      18    2,986,922.85    165,940.16         0.56%    7.205             353       677
Invest Property              211   31,871,532.91    151,049.92         6.00%    7.304             350       665
                                                                       6.56%

2nd lien                     127    5,766,627.10     45,406.51         1.09%   10.628             229       663

Silent Seconds               436   88,406,611.82    202,767.46        16.64%    6.792             355       659

DOCUMENTATION TYPE
Stated Doc                 1,168  219,788,429.17    188,175.02        41.36%    7.345             350       638
Limited                      104   22,970,615.33    220,871.30         4.32%    7.043             354       619
                                                                      45.68%

Cash Out                   2,034  346,815,910.56    170,509.30        65.26%    7.407             352       610

2-4 Family                   207   49,218,964.05    237,772.77         9.26%    7.086             351       651
condo                        177   28,082,794.30    158,659.85         5.28%    7.135             353       639
                                                                      14.55%
Credit Grade
B                            174      26,961,014    154,948.36         5.07%    8.208             352       561
B-                             7       1,151,297    164,470.96         0.22%    7.434             356       555
C+                            86       9,239,206    107,432.62         1.74%    9.111             356       560
C                             58       8,582,046    147,966.30         1.61%    8.250             354       563
C-                            15       2,652,374    176,824.90         0.50%    9.503             355       546
Unknown/NA                   752     138,418,973    184,067.78        26.05%    7.130             351       633
                                                                      35.19%

DEBT TO INCOME RATIO
40-45                        644  120,919,066.05    187,762.52        22.75%    7.283             353       630
45-50                        773  141,774,870.21    183,408.63        26.68%    7.315             352       622
50-55                        196   40,122,420.72    204,706.23         7.55%    7.350             353       612
greater than 55               24    4,469,929.02    186,247.04         0.84%    7.379             353       601
                                                                      57.83%




                                                                               % OF
                                                                % OF FULL    PRIMARY    % SINGLE
                        OLTV           CLTV     DTI                 DOC       OWNER      FAMILY     % CASHOUT
-------------------------------------------------------------------------------------------------------------
AGGREGATED                      80.90                    40.50       53.46      93.44      77.81       65.26
-------------------------------------------------------------------------------------------------------------
RATE
10.01-10.5                      78.37                    38.63       60.13      95.73      93.24       87.78
10.501-11                       83.42                    37.64       46.81      99.04      87.31       64.15
11.001-11.5                     82.63                    39.22       53.17      90.75      81.42       69.57
greater than 11.5               92.66                    38.65       42.09     100.00      85.51       42.22

AVERAGE LOAN BALANCE
0-24,999                        91.27                    35.38       36.44     100.00      84.06       28.41
25-49,999                       82.87                    35.97       62.08      89.35      87.42       62.82
50-74,999                       80.17                    36.54       72.57      90.56      85.08       70.56

400-500k                        82.52                    42.41       39.02      90.73      64.22       61.80
500-600k                        77.87                    36.99       27.18     100.00      61.92       50.09
600-700k                        72.10                    39.05       62.80     100.00      62.92       50.14
700-800k                        74.28                    44.39       66.61     100.00     100.00       65.85

FICO
N/A or Below 500
500-525                         74.81                    40.97       66.30      97.57      87.49       87.11
526-550                         75.77                    39.83       71.89      98.72      87.81       82.63
551-575                         78.51                    40.64       62.18      97.52      80.08       77.90
576-600                         80.70                    40.92       64.38      96.34      85.91       72.42
601-625                         81.73                    40.26       59.57      94.80      81.45       71.25
626-650                         83.18                    40.35       41.60      94.13      72.39       64.42

LTV
80                              80.00                    40.71       45.87      93.29      76.07       44.05
80-84                           83.59                    40.71       61.19      98.07      76.46       84.57
85-89                           86.04                    40.49       61.67      88.55      78.45       71.14
90-94                           90.40                    41.41       57.34      93.69      76.24       66.25
95-99                           95.13                    41.36       56.92      97.48      84.41       52.01
100                            100.00                    41.34       57.92      98.91      77.40       39.00


2nd Home                        87.09                    41.10       26.90          -      78.13       31.37
Invest Property                 78.71                    37.45       48.81          -      52.58       51.13


2nd lien                        97.54                    42.43       16.08      98.04      72.26       15.68

Silent Seconds                  79.40                    42.56       38.09      97.30      70.80       21.16

DOCUMENTATION TYPE
Stated Doc                      80.21                    40.29           -      92.47      73.81       59.00
Limited                         81.83                    38.52           -      94.14      86.38       66.24


Cash Out                        79.21                    40.19       57.79      95.03      81.92      100.00

2-4 Family                      77.73                    40.40       41.42      76.41          -       56.56
condo                           82.32                    41.40       42.53      92.64          -       51.57

Credit Grade
B                               76.43                    40.95       65.72      96.36      80.81       80.92
B-                              72.61                    36.01       12.87      87.23      93.76       87.13
C+                              68.40                    37.94       62.45      99.58      95.11       84.78
C                               69.63                    40.40       58.97     100.00      83.35       77.70
C-                              65.49                    39.12       87.80     100.00      94.63       80.00
Unknown/NA                      80.71                    39.27       42.02      90.40      74.20       54.40


DEBT TO INCOME RATIO
40-45                           81.93                    42.60       48.15      94.20      75.73       65.03
45-50                           82.43                    47.73       57.16      95.85      77.27       64.18
50-55                           80.46                    52.17       69.57      94.62      80.08       64.01
greater than 55                 76.84                    60.74       62.44      86.56      89.90       74.96

NOTES:  OLTV MEANS THE ORIGINAL LTV OF THE LOAN; CLTV APPLIES IF THERE IS A SILENT 2ND LIEN BEHIND;

                (Less than                                                               (More than
                 or equal to)                                                           or equal to)
FICO RANGE      ----59LTV----        ----60-70 LTV----        ----70-80 LTV----         ----80LTV----            ---- TOTAL----
            #             $         #             $         #             $        #                $        #                $
(Less than
or equal
to) 500         0              0        1      561241.77       2       414993.28         2        382778.6         5    1,359,013.65
501-550        41     4623416.14       72    11413506.93     157     24905795.27       243     36461952.78       513   77,404,671.12
551-600        54     7591892.13       59       11082481     134     24016394.39       465     69831090.84       712  112,521,858.36
601-650        70    11051726.47       56    10003148.68     124     23027789.54       680     120234389.2       930  164,317,053.90
>650           50     8138309.62       46     9556550.01     109     23292175.46       715     134814814.3       920  175,801,849.40
           ------  -------------   ------  -------------  ------   -------------  --------  --------------  --------  --------------
TOTAL      215.00  31,405,344.36   234.00  42,616,928.39  526.00   95,657,147.94  2,105.00  361,725,025.74  3,080.00  531,404,446.43
           ------  -------------   ------  -------------  ------   -------------  --------  --------------  --------  --------------
